UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

ING INVESTORS TRUST ING PARTNERS, INC. ING VARIABLE INSURANCE TRUST ING VARIABLE PRODUCTS TRUST
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ING FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

September 4, 2007

Dear Shareholder:

On behalf of the Boards of Directors/Trustees (the “Board”) of the ING Funds (the “Portfolios”), I invite you to a Special Meeting of shareholders (“Special Meeting”) to be held at 10:00 a.m., local time, on October 25, 2007, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Portfolios and to you as a shareholder.

At the Special Meeting, shareholders of each Portfolio will be asked to approve the election of eleven members of the Board of Directors/Trustees of the Portfolios.  Shareholders of certain Portfolios will be asked to approve: (1) a “Manager-of-Managers” arrangement for the affected Portfolios; and (2) the conversion of the affected Portfolios’ investment objectives from fundamental to non-fundamental.  Shareholders of ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Portfolio, ING MarketStyle Moderate Growth Portfolio and ING MarketPro Portfolio will be asked to approve the liquidation and dissolution of each of these Portfolios.

Each Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  After careful consideration, the Board of Directors/Trustees unanimously approved the Proposal(s), which have been made for each Portfolio and recommends that shareholders vote “FOR” the Proposals.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than October 24, 2007.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews

President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING INVESTORS TRUST

ING PARTNERS, INC.

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING 7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

TO BE HELD ON OCTOBER 25, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders (“Special Meeting”) of the ING Funds in the registrants named above (the “Portfolios”), is scheduled for October 25, 2007, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

At the Special Meeting, you will be asked to consider and approve the following Proposals:

For Shareholders of all Portfolios:

1.  To approve the election of eleven nominees to the Boards of Directors/Trustees of the Portfolios.

For Shareholders of certain Portfolios:

2.  To approve a “Manager-of-Managers” arrangement for the affected Portfolios to permit the Portfolios’ investment adviser, subject to prior approval by the Board of Trustees/Directors of the Portfolios, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.

3.  To approve the conversion of the affected Portfolios’ investment objectives from fundamental to non-fundamental.

For Shareholders of each of the ING MarketStyle Growth Portfolio, the ING MarketStyle Moderate Growth Portfolio, the ING MarketStyle Moderate Portfolio and the ING MarketPro Portfolio, Portfolios of ING Investors Trust

4.  To approve the liquidation and dissolution of ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio, ING MarketStyle Moderate Portfolio and ING MarketPro Portfolio.

For Shareholders of all Portfolios:

5.  To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Shareholders of record or persons having a voting interest as of the close of business on July 27, 2007 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING INSTRUCTION

CARD(S), so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to your Fund(s) or by voting in person at the Special Meeting.

By Order of the Board of Trustees/Directors,

Huey P. Falgout, Jr.
Secretary

Dated: September 4, 2007

PROXY STATEMENT

SEPTEMBER 4, 2007

ING INVESTORS TRUST

ING PARTNERS, INC.

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

*ING Investors Trust

ING AllianceBernstein Mid Cap Growth Portfolio

ING American Funds Growth Portfolio

ING American Funds Growth-Income Portfolio

ING BlackRock Inflation Protected Bond Portfolio

ING BlackRock Large Cap Growth Portfolio

ING BlackRock Large Cap Value Portfolio

ING Capital Guardian U.S. Equities Portfolio

ING Disciplined Small Cap Value Portfolio

ING EquitiesPlus Portfolio

ING Evergreen Health Sciences Portfolio

ING Evergreen Omega Portfolio

ING FMR Diversified Mid Cap Portfolio

ING FMRSMDiversified Mid Cap Portfolio

ING FMRSM Large Cap Growth Portfolio

ING FMR Mid Cap Growth Portfolio

ING Franklin Income Portfolio

ING Franklin Mutual Shares Portfolio

ING Franklin Templeton Founding Strategy Portfolio

ING Focus 5 Portfolio

ING Global Resources Portfolio

ING International Growth Opportunities Portfolio

ING Janus Contrarian Portfolio

ING Global Real Estate Portfolio

ING Global Technology Portfolio

ING JPMorgan Emerging Markets Equity Portfolio

ING JPMorgan Small Cap Core Equity Portfolio

ING JPMorgan Value Opportunities Portfolio

ING Julius Baer Foreign Portfolio

ING Legg Mason Value Portfolio

ING LifeStyle Aggressive Growth Portfolio

ING LifeStyle Moderate Portfolio

ING LifeStyle Moderate Growth Portfolio

ING LifeStyle Growth Portfolio

ING Limited Maturity Bond Portfolio

ING Liquid Assets Portfolio

ING Lord Abbett Affiliated Portfolio

ING MarketPro Portfolio

ING MarketStyle Growth Portfolio

ING MarketStyle Moderate Portfolio

ING Market Style Moderate Growth Portfolio

ING Marsico Growth Portfolio

ING Marsico International Opportunities Portfolio

ING MFS Total Return Portfolio

ING MFS Utilities Portfolio

ING Oppenheimer Main Street Portfolio®

ING PIMCO Core Bond Portfolio

ING PIMCO High Yield Portfolio

ING Pioneer Equity Income Portfolio

ING Pioneer Fund Portfolio

ING Pioneer Mid Cap Value Portfolio

ING Stock Index Portfolio

ING T. Rowe Price Capital Appreciation Portfolio

ING T.Rowe Price Equity Income Portfolio

ING Templeton Global Growth Portfolio

ING UBS U.S. Allocation Portfolio

ING Van Kampen Capital Growth Portfolio

ING Van Kampen Global Franchise Portfolio

ING Van Kampen Growth and Income Portfolio

ING Van Kampen Real Estate Portfolio

ING VP Index Plus International Equity Portfolio

ING Wells Fargo Disciplined Value Portfolio

ING Wells Fargo Small Cap Disciplined Portfolio

*ING Partners, Inc.

ING American Century Large Company Value Portfolio

ING American Century Small-Mid Cap Value Portfolio

ING Baron Asset Portfolio

ING Baron Small Cap Growth Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis Venture Value Portfolio

ING Fidelity VIP Contrafund Portfolio

ING Fidelity VIP Equity-Income Portfolio

ING Fidelity VIP Growth Portfolio

ING Fidelity VIP Mid Cap Portfolio

ING Fundamental Research Portfolio

ING JPMorgan International Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING Legg Mason Partners Large Cap Growth

ING Lord Abbett U.S. Government Securities Portfolio

ING Neuberger Berman Partners Portfolio

ING Neuberger Berman Regency Portfolio

ING OpCap Balanced Value Portfolio

ING Oppenheimer Global Portfolio

ING Oppenheimer Strategic Income Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Growth and Income Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Templeton Foreign Equity Portfolio

ING Thornburg Value Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING UBS U.S. Small Cap Growth Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

*ING Variable Insurance Trust

ING GET U.S. Core Portfolio — Series 1

ING GET U.S. Core Portfolio — Series 2

ING GET U.S. Core Portfolio — Series 3

ING GET U.S. Core Portfolio — Series 4

ING GET U.S. Core Portfolio — Series 5

ING GET U.S. Core Portfolio — Series 6

ING GET U.S. Core Portfolio — Series 7

ING GET U.S. Core Portfolio — Series 8

ING GET U.S. Core Portfolio — Series 9

ING GET U.S. Core Portfolio — Series 10

ING GET U.S. Core Portfolio — Series 11

ING GET U.S. Core Portfolio — Series 12

ING GET U.S. Core Portfolio — Series 13

ING GET U.S. Core Portfolio — Series 14

ING VP Global Equity Dividend Portfolio

*ING Variable Products Trust

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio

ING VP MidCap Opportunities Portfolio

ING VP Real Estate Portfolio

ING VP SmallCap Opportunities Portfolio

*Each of these entities is registered with the Securities and Exchange Commission as a management investment company and is referred to herein as a “Company,” and each entity listed thereunder is referred to as a “Portfolio” (offered as a funding vehicle for variable annuities, variable life insurance policies, and qualified pension plans).

September 4, 2007

Toll Free: (800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

SPECIAL MEETING OF SHAREHOLDERS

Scheduled for October 25, 2007

Why is the Special Meeting Being Held?

At the Special Meeting, shareholders of each Portfolio will be asked to approve the election of eleven nominees to the Boards of Directors(1) of the Portfolios (the “Board”).  It has been several years since a meeting of shareholders was held to elect members of the Board, and changes since that time in the composition of the Board now necessitate a meeting to elect the Board nominees.  In addition, several operational and corporate housekeeping measures are submitted for approval.

Shareholders of certain Portfolios will be asked to approve (1) a “Manager-of-Managers” arrangement for the affected Portfolios; and (2) the conversion of the affected Portfolios’ investment objectives from fundamental to non-fundamental.  The respective shareholders of ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Portfolio, ING MarketStyle Moderate Growth Portfolio, and ING MarketPro Portfolio will be asked to approve the liquidation and dissolution of each of these Portfolios. Finally, the Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Which Proposal(s) apply to my Fund(s)?

The following table identifies each Proposal to be presented at the Special Meeting of shareholders and the Portfolios whose shareholders the Board is soliciting with respect to that Proposal:

PROPOSAL	AFFECTED PORTFOLIO
1. To approve the election of eleven nominees of the Board of Directors of the Portfolios.	All Portfolios

2. To approve a “Manager-of-Managers” arrangement for certain Portfolios to permit the investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.

ING Investors Trust

ING EquitiesPlus Portfolio

ING Evergreen Health Sciences Portfolio

ING Evergreen Omega Portfolio

ING FMRSM Diversified Mid Cap Portfolio

[ING FMRSM Large Cap Growth Portfolio]

ING Franklin Income Portfolio

ING JPMorgan Emerging Markets Equity Portfolio

ING JPMorgan Small Cap Core Equity Portfolio

ING JPMorgan Value Opportunities Portfolio

ING Julius Baer Foreign Portfolio

ING Legg Mason Value Portfolio

ING Limited Maturity Bond Portfolio

ING Liquid Assets Portfolio

ING Lord Abbett Affiliated Portfolio

ING Marsico Growth Portfolio

ING Marsico International Opportunities Portfolio

(1) For ease of reference, the term “Director” shall hereinafter be used to refer to both Directors and Trustees unless the context requires otherwise.

ING MFS Total Return Portfolio

ING MFS Utilities Portfolio

ING Oppenheimer Main Street Portfolio®

ING PIMCO High Yield Portfolio

ING Pioneer Equity Income Portfolio

ING Pioneer Fund Portfolio

ING Pioneer Mid Cap Value Portfolio

ING Stock Index Portfolio

ING T. Rowe Price Equity Income Portfolio

ING UBS U.S. Allocation Portfolio

ING Van Kampen Capital Growth

ING Van Kampen Growth and Income Portfolio

ING VP Index Plus International Equity Portfolio

ING Wells Fargo Small Cap Disciplined Portfolio

ING Partners, Inc.

ING American Century Large Company Value Portfolio

ING Baron Asset Portfolio

ING Baron Small Cap Growth Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis Venture Value Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING Lord Abbett U.S. Government Securities Portfolio

ING Neuberger Berman Partners Portfolio

ING Neuberger Berman Regency Portfolio

ING Oppenheimer Global Portfolio

ING Oppenheimer Strategic Income Portfolio

ING Pioneer High Yield Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING Templeton Foreign Equity Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING UBS U.S. Small Cap Growth Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

ING Variable Insurance Trust

ING GET U.S. Core Portfolio — Series 1

ING GET U.S. Core Portfolio — Series 2

ING Variable Products Trust

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio ING VP MidCap Opportunities Portfolio ING VP Real Estate Portfolio ING VP SmallCap Opportunities Portfolio

3. To approve the conversion of certain Portfolios’ investment objectives from fundamental to non-fundamental.

ING Investors Trust

ING BlackRock Large Cap Growth Portfolio

ING BlackRock Large Cap Value Portfolio

ING Capital Guardian U.S. Equities Portfolio

ING FMR Diversified Mid Cap Portfolio

ING Mid Cap Growth Portfolio

ING Global Resources Portfolio

ING International Growth Opportunities Portfolio

ING Janus Contrarian Portfolio

ING JPMorgan Emerging Markets Equity Portfolio

ING Limited Maturity Bond Portfolio

ING Liquid Assets Portfolio

ING Marsico Growth Portfolio

ING MFS Total Return Portfolio

ING Oppenheimer Main Street Portfolio

ING PIMCO Core Bond Portfolio

ING T. Rowe Price Capital Appreciation Portfolio

ING T. Rowe Price Equity Income Portfolio

ING Templeton Global Growth Portfolio

ING UBS U.S. Allocation Portfolio

ING Van Kampen Capital Growth Portfolio

ING Van Kampen Global Franchise Portfolio

ING Van Kampen Growth and Income Portfolio

ING Van Kampen Real Estate Portfolio

ING Wells Fargo Disciplined Value Portfolio

ING Partners, Inc.

ING JPMorgan International Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Thornburg Value Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING Variable Insurance Trust

ING GET U.S. Core Portfolio – Series 1

ING GET U.S. Core Portfolio – Series 2

ING GET U.S. Core Portfolio – Series 3

ING GET U.S. Core Portfolio – Series 4

ING GET U.S. Core Portfolio – Series 5

ING GET U.S. Core Portfolio – Series 6

ING GET U.S. Core Portfolio – Series 7

ING GET U.S. Core Portfolio – Series 8

ING GET U.S. Core Portfolio – Series 9

ING GET U.S. Core Portfolio – Series 10

ING GET U.S. Core Portfolio – Series 11

ING GET U.S. Core Portfolio – Series 12

ING GET U.S. Core Portfolio – Series 13

ING GET U.S. Core Portfolio – Series 14

ING Variable Products Trust

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio

ING VP MidCap Opportunities Portfolio

ING VP SmallCap Opportunities Portfolio

4. To approve the liquidation and dissolution of ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio, ING MarketStyle Moderate Portfolio and ING MarketPro Portfolio.	ING MarketStyle Growth Portfolio ING MarketStyle Moderate Growth Portfolio ING MarketStyle Moderate Portfolio ING MarketPro Portfolio

5. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.	All Funds

All shareholders of each Company will vote as a group on Proposal 1.  All shareholders of each Portfolio will vote separately on Proposals 2, 3, 4 and 5, as applicable.

Why did you send me this booklet?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Special Meeting for each Portfolio. You are receiving these proxy materials – a booklet that includes the Proxy Statement and one Voting Instruction Card for each Portfolio you own — because you have the right to vote on these important Proposal(s) concerning your Portfolio (s).

The word “you” is used in this Proxy Statement to refer to the person who or entity that has voting rights in connection with the shares.  For a pension plan, this usually means the trustee for the plan.  Shares of the Portfolios are available as investment options in variable annuity contracts or variable life insurance contracts issued by an insurance company (“Variable Contracts”) to individuals, as well as sponsors of group pension and retirement plans.  Shares of the Portfolios are also offered directly to certain qualified retirement plans (“Qualified Plans”).  Accordingly, the record owners of the Portfolios’ shares are, in most cases, the true “shareholders” of the Portfolios.  Holders of Variable Contracts (“Variable Contract Holders”) that are registered with the U.S. Securities and Exchange Commission

(“SEC”), generally have the right to instruct an insurance company through which they hold an interest in a Variable Contract on how to vote their interests regarding the applicable Proposals set forth in this Proxy Statement.  For certain Qualified Plans, plan trustees generally exercise rights and, depending on the plan, plan participants may provide instructions on how to vote shares.  Therefore, references to “you” or “shareholders” throughout the proxy materials generally include shareholders of record and Variable Contract Holders, and may include pension plan trustees, and in some instances, plan participants where they have the right to vote the shares owned through the plan.

Who is asking for my vote?

The Board of each Company is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Voting Instruction Card(s) on or about September 4, 2007 to you and all other shareholders of record who are eligible to vote, to contract holders who are eligible to instruct an insurance company through which they hold an interest in the Portfolios as to how to vote those shares, or to plan sponsors or plan participants eligible to vote or instruct the Qualified Plan in how to vote shares.  Shares of the Portfolios have been purchased by you through your Qualified Plan or, at your direction by your insurance company, through its separate accounts (“Separate Accounts”) to serve as investment options under your Variable Contract or, if you are a qualified plan participant, through your Qualified Plan.  The Board is soliciting your vote for a special meeting of each Portfolio’s shareholders (“Special Meeting”).

Who is eligible to vote?

Shareholders of record or contract holders holding an investment in shares of the Portfolios as of the close of business on July 27, 2007 (“Record Date”) are eligible to vote or instruct their insurance company or plan trustee how to vote their shares.  Appendix A sets forth the number of shares outstanding for each Portfolio as of the Record Date.

As of July 27, 2007, no person owned beneficially more than 5% of any class of a Portfolio, except as set forth in Appendix B.  To the best of each Company’s knowledge, as of July 27, 2007, no Director owned beneficially more than 1% of any class of a Portfolio.

How do I vote?

Variable Contract Holders can instruct their insurance company through which they hold beneficial interests in the Portfolios as to how to vote by completing, signing and returning the enclosed Voting Instruction Card(s) promptly in the enclosed envelope, or by attending the Special Meeting in person and voting.  Joint owners should each sign the Voting Instruction Card(s).

Shares of the Portfolios are sold to Separate Accounts and are used to fund Variable Contracts.  Variable Contract Holders who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  An insurance company that uses a Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders.  Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder.  In the event that any Variable Contract Holder fails to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account.  With respect to Portfolio shares held by unregistered Separate Accounts, an insurance company generally will only vote those Separate Account shares for which it receives instructions.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

Shares of the Portfolios are also sold directly to the trustees and custodians of certain Qualified Plans.  The trustee or custodian for the Qualified Plan that includes a Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Portfolio.  With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolios and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instruction Card originally sent with the Proxy Statement or attend the Special Meeting in person.  All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, insurance companies, trustees/custodians, Qualified Plans or participants are described as voting for purposes of this Proxy Statement.  Should shareholders require additional information regarding the proxy materials or require a replacement Voting Instruction Card, they may contact Shareholder Services toll-free at [(800) 992-0180].  As explained below, any voting instruction given by a shareholder is revocable until the relevant proxy is voted at the Special Meeting.

Who will solicit my proxy?

The Companies have retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of [$         ].  As the date of the Special Meeting approaches, certain Portfolio shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from the Portfolios’ shareholders.  Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative subsequently has the responsibility to explain the process, read the Proposal(s) on the Voting Instruction Card(s), and ask for the shareholder’s instructions on the Proposal(s). Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Voting Instruction Card(s). Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote, and the shareholder will be asked to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 704-4437. In addition to solicitation by mail, certain officers and representatives of the Portfolios, officers and employees of ING Investments, LLC and Directed Services, LLC or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on October 25, 2007, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1 (800) 992-0180.

How can I obtain more information about the Portfolios?

Additional information about each Portfolio is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders.  Copies of each Portfolio’s annual and semi-annual reports have previously been mailed to shareholders.  This Proxy Statement should be read in conjunction with the annual and semi-annual reports.  You can obtain copies of those reports, without charge, by writing to The ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1 (800) 992-0180.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each applicable Proposal.

PROPOSAL ONE

ELECTION OF DIRECTORS

What is the Proposal?

At a July 12, 2007 Board meeting, the Board nominated eleven individuals for election to the Board (“Nominees”).  Shareholders are asked to elect the Nominees to serve as Directors, each to serve until his or her successor is duly elected and qualified.

All of the Nominees, except Peter S. Drotch, currently serve as Directors of the Portfolios or of other funds in the ING Funds Complex.  Shareholder approval of the Nominees is required because of the technical requirements of federal securities laws.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board may fill vacancies or appoint new directors only if, immediately thereafter, at least two-thirds of the directors have been elected by shareholders.  Nominees who do not currently serve as Directors of the Portfolios cannot be appointed as Directors by the current Board because the Portfolios would not meet this standard.  Each Nominee has consented to serve, or to continue to serve, as a Director if elected by the Portfolios’ shareholders.  Information about each Nominee is set forth below.  It has been several years since a meeting of shareholders was held to elect members of the Board of the Portfolios, and changes since that time in the composition of the Board now necessitate a meeting to elect the Nominees.

What is the required vote?

ING Partners, Inc. requires the affirmative vote of a majority of the shares of the Company present in person or by proxy at the Special Meeting is required to approve the election of each Nominee to the Board.

With respect to the following Companies, ING Investors Trust, ING Variable Insurance Trust and ING Variable Products Trust, the affirmative vote of a plurality of the shares of each Company present in person or by proxy at the Special Meeting is required to approve the election of each Nominee to the Board.

Who are the Nominees?

For election of Directors at the Special Meeting, the Board has approved the nomination of:

Colleen D. Baldwin

John V. Boyer

Patricia W. Chadwick

Robert W. Crispin

Peter S. Drotch

J. Michael Earley

Patrick W. Kenny

Shaun P. Mathews

Sheryl K. Pressler

David W.C. Putnam

Roger B. Vincent

The persons named as proxies will vote for election of each of these Nominees unless you withhold authority to vote for any or all of them on the enclosed Voting Instruction Card(s).  If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Portfolios’ current Directors may recommend or the Board may reduce the number of Directors as provided for in the Portfolios’ respective charters and bylaws.

No Nominee is a party adverse to the Portfolios or any of their affiliates in any material pending legal proceeding, nor does any Nominee have an interest materially adverse to the Portfolios.

The following table sets forth information concerning the Nominees.  The address for each Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) to be Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Director(2)	Other Directorships/Trusteeships Held by Director

Independent Directors

Colleen D. Baldwin Age: 47	Director	May 2007 - Present	Consultant (January 2005 to Present). Chief Operating Officer, Ivy Asset Management Group (April 2002 – October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 – January 2002)	[178]	None

John V. Boyer Age: 54	Director	November 1997 - Present

Consultant (July 2007 – Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – July 2007), and. Executive Director, The Mark Twain House & Museum (3) (September 1989 - November 2005).

				[178]	None

Patricia W. Chadwick Age: 59	Director	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	[178]	Wisconsin Energy (June 2006 – Present).

Peter S. Drotch Age:	Director	N/A	Independent Compliance Consultant, MFS Asset Management and Allianz/PIMCO (January 2000 to Present).	—	Tufts Health Plan (2006-Present); University of Connecticut (2004 – Present); and First Marblehead Corporation (2003 – Present).

J. Michael Earley Age: 62	Director	January 1997 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 – Present).	[178]	MidAmerica Financial Corporation (December 2002 – Present)

Patrick W. Kenny Age: 64	Director	March 2002 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	[178]	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 – Present).

Sheryl K. Pressler	Director	January 2006 - Present	Consultant (May 2001 – Present).	[178]	Stillwater Mining Company (May 2002 – Present);

Name and Age	Position(s) to be Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Director(2)	Other Directorships/Trusteeships Held by Director

Age: 56					California HealthCare Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 – Present).

David W.C. Putnam Age: 67	Director	October 1999 - Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 – Present).	[178]	Principled Equity Market Trust (December 1996 – Present); and Asian American Bank and Trust Company (June 1993 – Present).

Roger B. Vincent Age: 62	Chairman and Director	January 1994 - Present	President, Springwell Corporation (March 1989 - Present).	[178]	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Directors who are “Interested Persons”

Robert W. Crispin(4) Age 61	Director	July 2007 - Present	Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001-Present)	[178]

ING Life Insurance and Annuity Company (May 2006 – Present); ING USA Annuity and Life Insurance Company (May 2006 – Present); Midwestern United Life Insurance Company (May 2006 – Present); ReliaStar Life Insurance Company (May 2006 – Present); Security Life of Denver Insurance Company (May 2006 – Present); Belair Insurance Company Inc. (August 2005 – Present); The Nordic Insurance Company of Canada (February 2005 – Present); Trafalgar Insurance Company of Canada (February 2005 – Present); ING Novex Insurance Company of Canada (February 2005 – Present); Allianz Insurance Company of Canada (February 2005 – Present); ING Canada Inc. (December 2004 – Present); and ING Foundation (March 2004 – Present).

Shaun P. Mathews(3)(4) Age: 51	Director	June 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present); Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present).	[178]	The Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 –

Name and Age	Position(s) to be Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Director(2)	Other Directorships/Trusteeships Held by Director

Formerly, CMO, ING USFS (April 2002 – October 2004), and Head of Rollover/Payout (October 2001 – December 2003).

Present); ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

(1)	For Directors who have served for different periods of time for different Companies, the earliest applicable date is shown.

(2)

For the the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.  The number of Funds in the Fund complex is as of June 30, 2007.

(3)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002.  ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)

Messrs. Crispin and Mathews are deemed “interested persons” of the Companies, as defined in the 1940 Act, because of their relationship with ING Groep N.V., the parent corporation of the Advisers of the Portfolios, ING Investments, LLC and Directed Services, LLC, and the Distributor, ING Funds Distributor, LLC.

How long will the Nominees serve on the Board?

Directors serve until their successors are elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Director is not an “interested person” of a Portfolio, as defined in the 1940 Act (“Independent Directors”), shall retire from service as a Director at the conclusion of the first regularly scheduled in-person meeting of the Board held after (a) the Director reaches the age of 70, if that Director qualifies for a retirement benefit as discussed in the Board’s retirement policy; or (b) the Director reaches the age of 72 or has served as a Director for 15 years, if that Director does not qualify for the retirement benefit.  A unanimous vote of the Board may extend the retirement date of a Director for up to one year, or an extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of a Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

Do the Nominees own shares of the Portfolios or the investment advisers?

To the best of each of the Portfolio’s knowledge, as of the Record Date, no Nominee owned 1% or more of the outstanding shares of any class of shares of the Portfolios, and the Nominees owned, as a group, less than 1% of the shares of each class of the Portfolios.

The following table sets forth information regarding the dollar range of equity securities of each of the Companies and other investment companies within the ING family of investment companies beneficially owned by each Nominee as of December 31, 2006.

	Dollar Range of Equity Securities in each Company				Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in
Name of Director	ING Investors Trust	ING Partners, Inc.	ING Variable Insurance Trust	ING Variable Products Trust	Family of Investment Companies
Independent Directors
Colleen D. Baldwin
John V. Boyer
Patricia W. Chadwick
Peter S. Drotch
J. Michael Earley
Patrick W. Kenny
Sheryl K. Pressler
David W. C. Putnam
Roger B. Vincent

Directors who are “Interested Persons”
Robert W. Crispin
Shaun P. Mathews

As of December 31, 2006, none of the Nominees who are Independent Directors or their immediate family members owned any shares of the Portfolios’ investment advisers or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolios (not including registered investment companies).

What factors did the Board Consider in selecting the Nominees?

The Nominating Committee recommended each Nominee (nine of whom would be Independent Directors) to the Board.  The Board and its Nominating and Governance Committee met to discuss Board candidates and, after due consideration, recommend to shareholders the election of the Nominees listed above.  In making such recommendation, the Board and its Nominating Committee took into consideration the knowledge, background, and experience of the Nominees.

If elected by shareholders on the currently scheduled date of the Special Meeting, the term of the Nominees of the Portfolios would begin on October 25, 2007.

What are the Committees of the Board?

Recent Committee Changes

Effective May 10, 2007, changes were made to the Board’s Committee structure.  In particular, the Committee memberships changed on that date, and these changes are reflected in the discussion of the Committees that is set out below.  In addition, prior to May, 2007, the Board had a Valuation, Proxy and Brokerage Committee.  Effective May 10, 2007, the functions of the Valuation, Proxy and Brokerage Committee and the Compliance Committee where combined.  The Compliance Committee was the surviving Committee, and now oversees valuation, proxy and brokerage matters, as well as compliance issues.  We also note that Roger Vincent became the Chairman of the Board effective May 10, 2007.  Prior to that date, Jock Patton served as the Chairman of the Board.
Mr. Patton retired from the Board on June 30, 2007.

Executive Committee.  The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act.  The following Directors currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Turner, Boyer and Vincent.  Mr. Vincent, Chairman of the Board, serves as Chairperson of the Executive Committee.

Prior to May 10, 2007, the Executive Committee consisted of two (2) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act, of the Portfolios.  During the period prior to May 10, 2007 the following Directors served as members of the Executive Committee: Messrs. Turner, Vincent and Patton.  Mr. Patton served as Chairperson of the Executive Committee.

The Executive Committee did not hold any meetings over the period ended June 30, 2007(2).

Audit Committee.  The Board has established an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Companies to review the scope of the Companies’ audits, their financial statements and interim accounting controls, and to meet with management concerning these matters, among other things.  The Audit Committee currently consists of four (4) Independent Directors.  The following Directors currently serve as members of the Audit Committee: Messrs. Earley, and Putnam, Ms. Chadwick and Dr. Gitenstein.  Mr. Earley currently serves as Chairperson of the Audit Committee and also has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

Prior to May 10, 2007, the following Directors served as members of the Audit Committee: Messrs. Earley, Kenny, Vincent, and Putnam and Ms. Pressler.  During the period prior to May 10, 2007, Mr. Earley served as Chairperson of the Audit Committee, and Mr. Kenny was designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

(2)  Many of the Companies have different fiscal year periods.  For ease of presenting the information, the period of July 1, 2006 through June 30, 2007 is presented for each Committee.

The Audit Committee held seven (7) meetings during the period ended June 30, 2007.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among others things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolios.  The Compliance Committee facilitates the information flow among Directors and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other fund boards in the ING Funds Complex; and makes recommendations regarding the role, performance and oversight of the CCO.  The Board also oversees quarterly compliance reporting.

Effective May 10, 2007, the functions of the Board’s Valuation, Proxy and Brokerage Committee were combined with the functions of the Compliance Committee.  As a result of this combination, the functions of the Compliance Committee now include determining the value of securities held by a Portfolio for which market value quotations are not readily available; overseeing management’s administration of each Portfolio’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

The Compliance Committee currently consists of four (4) Independent Directors: Messrs. Boyer, Kenny, Vincent and
Ms. Pressler.  Mr. Kenny serves as Chairperson of the Compliance Committee.

Prior to May 10, 2007, the Compliance Committee consisted of five (5) Independent Directors: Messrs. Boyer, Earley, Putnam, Kenny and Patton.  Mr. Kenny served as Chairperson of the Compliance Committee during the period prior to May 10, 2007.

The Compliance Committee held five (5) meetings during the period ended June 30, 2007.

Valuation, Proxy and Brokerage Committee.  As is discussed above, prior to May 10, 2007 the Board had established and in place a Valuation, Proxy and Brokerage Committee.  On that date, the Board’s Committees were reconstituted and the functions of the Valuation, Proxy and Brokerage Committee were combined with that of the Compliance Committee, and the reconstituted Compliance Committee was the surviving Committee.  The Compliance Committee now oversees valuation, proxy voting and brokerage matters formerly overseen by the Valuation, Proxy and Brokerage Committee.

Prior to May 10, 2007, the Valuation, Proxy and Brokerage Committee functions included, among others, reviewing the determination of the value of securities held by the Portfolios for which market value quotations are not readily available, overseeing management’s administration of proxy voting and overseeing the effectiveness of the investment advisers’ usage of the respective Companies’ brokerage and the investment adviser’s compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions.  The Valuation, Proxy and Brokerage Committee consisted of four (4) Independent Directors.  The following Directors served as members of the Valuation, Proxy and Brokerage Committee: Dr. Gitenstein and Ms. Chadwick, Messrs. Boyer and Patton.Ms. Chadwick served as Chairperson of the Valuation, Proxy and Brokerage Committee.

The Valuation, Proxy and Brokerage Committee held five (5) meetings prior to being combined with the Compliance Committee on May 10, 2007.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Directors vacancies on the Board; (2)

reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for Director should be submitted in writing to the Portfolios’ Secretary.  Any such shareholder nomination should include at a minimum, the following information as to each individual proposed for nominations as Director: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee currently consists of five (5) Independent Directors.  The following Directors serve as members of the Nominating and Governance Committee: Dr. Gitenstein, Ms. Chadwick and Messrs. Boyer, Kenny, and Vincent.  Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee.

Prior to May 10, 2007, the membership of the Nominating and Governance Committee consisted of four (4) Independent Directors.  The following Directors serve as members of the Nominating and Governance Committee: Dr. Gitenstein and Messrs. Kenny, Patton and Vincent.  During the period prior to May 10, 2007, Dr. Gitenstein served as Chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee held one (1) meeting, during the period ended June 30, 2007.

Investment Review Committees.  The Board has established two Investment Review Committees to, among others things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Directors and one (1) Director who is an “interested person” of the Portfolios, as defined in the 1940 Act.  The following Directors serve as members of the Investment Review Committee for the Domestic Equity Funds: Ms. Chadwick, Dr. Gitenstein and Messrs. Earley, Putnam and Turner.  Ms Chadwick serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

Prior to May 10, 2007, the Investment Review Committee for the Domestic Equity Funds was comprised of (5) Independent Directors and one (1) Director who is an “interested person” of the Portfolios, as defined in the 1940 Act.  During the period prior to May 10, 2007, the following Directors served as members of the Investment Review Committee for the Domestic Equity Funds:
Ms. Chadwick and Messrs. Patton, Putnam, Earley, Turner and Vincent.  Mr. Vincent served as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the period ended June 30, 2007.

The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Directors.  The following Directors serve as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Pressler and Messrs. Boyer, Kenny and Vincent.  Mr. Boyer serves as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

Prior to May 10, 2007, the Investment Review Committee for the International/Balanced/Fixed Income Funds consisted of four (4) Independent Directors.  During the period prior to May 10, 2007, the following Directors served as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Pressler and Dr. Gitenstein and Messrs. Kenny and Boyer.  Mr. Boyer served as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

The Investment Review Committee for the International/Balanced/Fixed Income Funds held nine (9) meetings during the period ended June 30, 2007.

Contracts Committee.  The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds.  The responsibilities of the Contracts Committee include, among other things: (1) identifying the scope and format of information to be provided by service providers in connection with contract renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

The Contracts Committee currently consists of five (5) Independent Directors.  The following Directors serve as members of the Contracts Committee: Mses. Chadwick and Pressler and Messrs. Boyer, Putnam, and Vincent.  Ms. Pressler serves as Chairperson of the Contracts Committee.

Prior to May 10, 2007, the Contracts Committee consisted of six (6) Independent Directors.  The following Directors served as members of the Contracts Committee: Mses. Chadwick and Pressler and Messrs. Boyer, Patton, Vincent and Kenny.  During the period prior to May 10, 2007, Ms. Pressler served as Chairperson of the Contracts Committee.

The Contracts Committee held seven (7) meetings during the period ended June 30, 2007.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year.  The Audit Committee and the Compliance Committee each meets regularly four (4) times per year; the Investment Review Committees meet six (6) times per year; the Contracts Committee meets seven (7) times per year; and the remaining Committees meet as needed.  In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.  Each Committee listed above operates pursuant to a Charter approved by the Board.

What are the Directors paid for their services?

A new compensation policy went into effect July 1, 2007.  Pursuant to this policy, each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.  Further, each Independent Director is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board.  The fee schedule consists of an annual retainer, and does not include additional compensation for attendance at regular or special Board and Committee meetings.  Further, Committee Chairpersons receive an additional annual retainer for their services in that capacity.

Each Portfolio pays to each Independent Director of a Portfolio a pro rata share of an annual retainer of $200,000.  Each Portfolio also pays a pro rata portion of the following fees: (i) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (ii) Mses. Chadwick and Pressler and Messrs, Earley, Boyer(3) and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $40,000, $60,000, $30,000, $50,000 and $30,000, respectively; and (iii) the Directors’ out-of-pocket expenses for attendance at Board meetings.  The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets, computed as a percentage of the average net assets of all the funds managed by the advisers or its affiliate, Directed Services, LLC for which the Directors serve in common as Directors.

Prior to July 1, 2007, each Director was reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended.  Each Independent Director was compensated for his or her services according to a fee schedule adopted by the Board, and received a fee that consisted of an annual retainer and a meeting fee component.

Each Portfolio paid each Independent Director a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mses. Chadwick and Pressler and Messrs. Earley, Boyer, Kenny, Vincent and Dr. Gitenstein, as Chairpersons of Committees of the Board, each received an additional annual retainer of $10,000, $15,000, $20,000, $20,000, $10,000, $10,000, $20,000, and $10,000, respectively.  Mr. Patton, as Chairperson of the Board, received an additional annual retainer of $30,000); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, received an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any Committee meeting (Chairpersons of

(3)  Mr. Boyer receives an annual retainer of $40,000 for his services as the Chairperson of the Investment Review Committee – International/Balanced/ Fixed Income, and he may receive up to $10,000 for his services as the Chairperson of the Nominating and Governance Committee. The $2,500 retainer payable to Mr. Boyer each quarter for his services to the Nominating and Governance Committee is paid only if the Committee has been active for that quarter. If the Nominating and Governance Committee has been active during all four quarters in a given year, the Chairperson will receive the full annual retainer of $10,000.

Committees of the Board received an additional $1,000 for each Committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses.  The pro rata share paid by each Portfolio was based on each Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliate, Directed Services, LLC, for which the Directors served in common as Directors.

The following table sets forth information for the fiscal year ended 12/31/06 provided by the Portfolios’ investment advisers, Directed Services, LLC and ING Investments, LLC, regarding compensation of the Directors by each Portfolio and other funds managed by the advisers and their affiliates for each Companies’ fiscal year end.  Officers of the Companies and Directors who are interested persons of the Companies do not receive any compensation from the Companies or any other funds managed by the advisers or their affiliates.

COMPENSATION TABLE(1) (2)

Name of Director(3)	Aggregate Compensation from ING Investors Trust	Aggregate Compensation from ING Partners, Inc.	Aggregate Compensation from ING Variable Insurance Trust	Aggregate Compensation from ING Variable Products Trust	Total Compensation From Fund Complex Paid to Directors(4), (5)
Colleen D. Baldwin	N/A	N/A	N/A	N/A
John V. Boyer
Patricia W. Chadwick
Robert W. Crispin(7)	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley
Patrick W. Kenny(6)
Shaun Mathews(7)
Sheryl K. Pressler(6)
David W.C. Putnam
Roger B. Vincent(6)

(1) The Portfolios have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service.

(2) None of the Directors have accrued pension or retirement benefits as part of Portfolio expenses.

(3) Each of the Directors, except Messrs. Crispin, Drotch and Mathews and Ms. Baldwin, hold       Directorships in the ING Funds Complex.  Mr. Mathews currently holds [six] Directorships.  Ms. Baldwin and Ms. Crispin currently hold       Directorships.  Mr. Drotch currently does not hold any Directorships in the ING Funds Complex.

*(4) Represents compensation from 178 funds (total in complex as June 30, 2007).

*(5) Director compensation includes compensation paid by funds that are not discussed in this Proxy Statement.

(6) During the fiscal year ended [June 30, 2007], Patrick Kenny, Sheryl Pressler and Roger Vincent deferred [$56,188, $66,250 and $62,563,] respectively, of their compensation from the Fund Complex.

(7) “Interested person,” as defined in the 1940 Act, of each Company because of the affiliation with ING Groep, N.V., the parent corporation of the advisers, ING Investments, LLC, and Directed Services, LLC, and the Distributor, ING Funds Distributor.  Officers and Directors who are interested persons do not receive any compensation from the Portfolios.

Who are the Officers of the Portfolios?

The Portfolios’ officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.  The chart below lists the officers of each Portfolio.  The address for the officers, except Stanley D. Vyner, of each Portfolio is 7337 E. Doubletree Ranch Road,

Scottsdale, Arizona 85258-2034.  The address for Mr. Vyner is 230 Park Avenue, New York, New York 10169.

Name and Age	Positions Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews Age: 51	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING
Investments, LLC(2) and ING Funds Services,
LLC(3) (December 2006 – Present); and Head of
ING USFS Mutual Funds and Investment
Products (October 2004 – Present). Formerly,
CMO, ING USFS (April 2002 – October 2004);
and Head of Rollover/Payout (October 2001 –
December 2003).

Stanley D. Vyner Age: 56	Executive Vice President	July 1996 - Present

Executive Vice President, ING Investments,
LLC(2) (July 2000 – Present); and Chief
Investment Risk Officer, ING Investments,
LLC(2) (January 2003 – Present). Formerly,
Chief Investment Officer of International
Investments (August 2000 - January 2003).

Michael J. Roland Age: 49	Executive Vice President	February 2002 – Present

Head of Mutual Fund Platform (February 2007 –
Present); and Executive Vice President, ING
Investments, LLC(2) and ING Funds Services,
LLC(3) (December 2001 - Present). Formerly,
Head of Product Management (January 2005 –
January 2007); Chief Compliance Officer, ING
Investments, LLC(2) and Directed Services,
LLC(5) (October 2004 - December 2005); and
Chief Financial Officer and Treasurer, ING
Investments, LLC(2) (December 2001 - March
2005).

Joseph M. O’Donnell Age: 52	Executive Vice President and Chief Compliance Officer	August 2004 – Present

Chief Compliance Officer of the ING Funds
(November 2004 - Present); ING Investments,
LLC(2) and Directed Services, LLC(5) (March
2006 - Present); and Executive Vice President of
the ING Funds (March 2006 - Present).
Formerly, Chief Compliance Officer of ING Life
Insurance and Annuity Company (March 2006 –
December 2006); Vice President, Chief Legal
Counsel, Chief Compliance Officer and
Secretary of Atlas Securities, Inc., Atlas
Advisers, Inc. and Atlas Funds (October 2001 -
October 2004).

Todd Modic Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services,
LLC(3) (April 2005 – Present). Formerly, Vice
President, ING Fund Services, LLC(3)
(September 2002 – March 2005); and Director of
Financial Reporting, ING Investments, LLC(2)
(March 2001 – September 2002).

Name and Age	Positions Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Kimberly A. Anderson Age: 43	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).

Ernest J. C’DeBaca Age: 38	Senior Vice President	May 2006 - Present

Senior Vice President, ING Investments, LLC(2)
(December 2006 – Present); and ING Funds
Services, LLC(3) (April 2006 – Present).
Formerly, Counsel, ING Americas, U.S. Legal
Services (January 2004 – March 2006); and
Attorney-Adviser, U.S. Securities and Exchange
Commission (May 2001 – December 2003).

Robert Terris Age: 37	Senior Vice President	May 2006 - Present

Senior Vice President, Head of Division
Operations, ING Funds (May 2006 – Present);
and Vice President, Head of Division Operations,
ING Funds Services, LLC(3) (March 2006 –
Present). Formerly, Vice President of
Administration, ING Funds Services, LLC(3)
(October 2001 – March 2006).

Robyn L. Ichilov Age: 39	Vice President and Treasurer	November 1997 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).

Lauren D. Bensinger Age: 53	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer,
ING Funds Distributor, LLC(4) (July 1995 -
Present); and Vice President, ING Investments
LLC (2) (February 1996 - Present); and Director
of Compliance, ING Investments, LLC(2)
(October 2004 - Present). Formerly, Chief
Compliance Officer, ING Investments, LLC(2)
(October 2001 - October 2004).

Maria M. Anderson Age: 49	Vice President	September 2004 – Present

Vice President, ING Funds Services, LLC(3)
(September 2004 – Present). Formerly, Assistant
Vice President, ING Funds Services, LLC(3)
(October 2001 – September 2004); and Manager
of Fund Accounting and Fund Compliance, ING
Investments, LLC(2) (September 1999 – October
2001).

Kimberly K. Palmer Age: 50	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3)
(March 2006 – Present). Formerly, Assistant
Vice President, ING Funds Services, LLC(3)
(August 2004 – March 2006); Manager,
Registration Statements, ING Funds Services,
LLC(3) (May 2003 – August 2004); Associate
Partner, AMVESCAP PLC (October 2000 – May
2003); and Director of Federal Filings and Blue
Sky Filings, INVESCO Funds Group, Inc.
(March 1994 – May 2003).

Name and Age	Positions Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Denise Lewis Age: 43	Vice President	January 2007 - Present

Vice President, ING Funds Services, LLC(3)
(December 2006 – Present). Formerly, Senior
Vice President, UMB Investment Services
Group, LLC (November 2003 – December
2006); and Vice President, Wells Fargo Funds
Management, LLC (December 2000 – August
2003).

Susan P. Kinens Age: 30	Assistant Vice President	January 2003 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. Age: 43	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal
Services (September 2003 – Present). Formerly,
Counsel, ING Americas, U.S. Legal Services
(November 2002 – September 2003); and
Associate General Counsel, AIG American
General (January 1999 – November 2002).

Theresa K. Kelety Age: 44	Assistant Secretary	August 2006 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

(1)

The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified. For officers who have served for different periods of time for different Companies, the earliest applicable date is shown.

(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

What are the Officers paid for their services?

The Portfolios do not pay their officers for the services they provide to the Portfolios.  Instead, the officers, who are also officers or employees of the investment advisers or their affiliates, are compensated by the investment advisers or their affiliates.

What is the Board’s recommendation on the proposal?

The Board unanimously recommends that shareholders vote “FOR” the election of each of the Nominees to the Board of the Portfolios subject to their terms commencing and continuing as described above.  If any of the Nominees are not elected by shareholders, the current Directors may consider other courses of action.

Who is the Portfolios’ Independent Public Accountant?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent auditor for each Company.  The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Companies for the fiscal year ending May 2008.

The following tables show the aggregate fees paid to KPMG for professional audit services during the Companies’ most recent fiscal years ended December 31, 2006 and December 31, 2005, as well as fees billed for other services rendered by KPMG to the Companies.

Fiscal Year ended December 31, 2006:

Company	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
ING Investors Trust	$1,053,100	$118,500	$268,380	—
ING Partners, Inc.	$638,250	$77,025	$184,760	—
ING Variable Insurance Trust	$259,925	$27,650	$48,010	—
ING Variable Products Trust	$97,000	$13,825	$31,870	—

Fiscal Year ended December 31, 2005:

Company	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)
ING Investors Trust	813,825	13,300	47,275	—
ING Partners, Inc.	445,750	—	24,250	—
ING Variable Insurance Trust	130,000	28,359	10,085	—
ING Variable Products Trust	122,000	19,250	17,750

(1)           Audit fees consist of fees billed for professional services rendered for the audit of the Portfolios of each Companies’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)           Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Portfolios of each Companies’  consolidated financial statements and are not reported under “Audit Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)           Tax fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state, and local tax compliance.

(4)           All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Portfolios of each Company, the investment advisers, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Portfolios for the fiscal year ended December 31, 2006 and December 31, 2005, were $3,741,220 and $1,482,555 respectively.

All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee.  Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Companies by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Companies provided by KPMG to the investment advisers or any affiliate thereof that provides ongoing services to the Companies (collectively, “Covered Services”).  The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting.  The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.  Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board will periodically consider whether KPMG’s receipt of non-audit fees from the Companies, the investment advisers and all entities controlling, controlled by, or under common control with the advisers that provide services to the Companies is compatible with maintaining the independence of KPMG.

KPMG has advised the Companies that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Companies.  Representatives of KPMG are not expected to be at the Special Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

PROPOSAL TWO

APPROVAL OF A “MANAGER-OF-MANAGERS” ARRANGEMENT FOR CERTAIN PORTFOLIOS TO PERMIT THEIR RESPECTIVE COMPANIES TO ENTER INTO, OR MATERIALLY AMEND, THE RESPECTIVE SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL

What is Proposal Two?

At the Board’s July 12, 2007 meeting, the Board approved a Manager-of-Managers arrangement for some of the Portfolios and voted to recommend their approval to the Portfolios’ shareholders.  Directed Services, LLC (“DSL”) (the “Adviser”) currently provides investment management services to the Portfolios pursuant to an investment management agreement between the Adviser and the Portfolios (“Investment Management Agreement”).  The list of Portfolios for which we seek shareholder approval to operate as Manager-of-Manager Portfolios is included as Appendix C. Subject to the supervision and approval of the Board and approval of the Portfolios’ shareholders, the Adviser is responsible for managing the assets of the Portfolios and is permitted, under the terms of the Investment Management Agreement, to engage sub-advisers to provide portfolio management services to the Portfolios. If the Adviser delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.  For each Portfolio, the Adviser has delegated direct portfolio manager responsibilities to a sub-adviser.  For some Portfolios, the sub-adviser is an affiliate of the Adviser; for other Portfolios, the sub-adviser is not an affiliate of the Adviser.

Under the Investment Management Agreement, the Adviser monitors the investment programs of the sub-advisers to the Portfolios, reviews all data and financial reports prepared by the sub-advisers, establishes and maintains communications with the sub-advisers, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Portfolios, the Adviser also oversees and monitors the performance of the Portfolios’ sub-advisers and are responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing a Portfolio.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a Portfolio. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by a Portfolio’s shareholders under the 1940 Act. The SEC has issued an exemptive order (the “Order”) permitting the Adviser to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of the Independent Directors) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a “Manager-of-Managers” fund. The Portfolios can operate as Manager-of-Managers Portfolios in reliance upon the Order only if, among other things, the Portfolios’ shareholders have approved the Manager-of-Managers arrangement.

Shareholders of the Portfolios are therefore being asked to approve operation of the Portfolios as Manager-of-Managers Portfolios. If Proposal Two is approved, the Adviser will be permitted to enter into sub-advisory agreements with respect to the Portfolios, or to materially modify certain sub-advisory agreements, with prior approval by the Board but without such sub-advisory agreements being approved by the Portfolios’ shareholders. The Manager-of-Managers arrangement has previously been implemented by other funds in the ING Funds complex.

Who is the Portfolio’s Adviser?

DSL, a Delaware limited liability company, is registered with the SEC as an investment adviser.  DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Strawinkylaan 2631, 107722 Amsterdam, P.O. Box 810,1000 AV Amsterdam, the Netherlands.  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees.  Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments, an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”), began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.  As of March 31, 2007, DSL managed approximately $42.7 billion in registered investment company assets.  The principal address of DSL is 151 Farmington Avenue, Hartford, Connecticut 06156.  See Appendix D for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSL.

What is the proposed Manager-of-Managers arrangement?

On May 24, 2002, the SEC issued the Order permitting the Adviser, with the approval of the Board, to enter into or materially modify sub-advisory agreements without requiring shareholder approval. The Portfolios and the Adviser anticipate that this relief would benefit shareholders to the extent that it will give the Portfolios and the Adviser additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. The Portfolios will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an “affiliated person,” as defined in the 1940 Act, of the Portfolios or the Adviser, other than by reason of serving as a sub-adviser to the Portfolios (“Affiliated Sub-Adviser”). In addition, the Board and the Adviser would not be able to materially amend the Investment Management Agreement with an Affiliated Sub-Adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

The Order also permits the Portfolios to disclose in their respective registration statements the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with the Adviser. Despite this relief, the funds in the ING Funds Complex have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Portfolios and the Adviser anticipate relying on the new rule and may no longer operate under the Order, and a vote here under the Order will be considered to be a satisfactory vote for operating a manager-of managers regime in reliance on the new rule.  As of the date of this Proxy Statement, the proposed rule has not been adopted.  Moreover, the Portfolios and the Adviser may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate or rely on any further SEC rule, which would permit the Adviser to enter into new or to materially modify sub-advisory agreements with Affiliated Sub-Advisers without obtaining shareholder approval. In addition to seeking approval of the Manager-of-Managers arrangement granted under the Order, we are seeking shareholder approval to also apply the Manager-of-Managers arrangement to Affiliated Sub-Advisers, subject to necessary regulatory relief.

The Manager-of-Managers arrangement will enable the Portfolios to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Portfolios, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

What are the conditions of the exemptive relief granted pursuant to the Order?

Under the terms of the Order, the Portfolios and the Adviser are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before the Adviser and the Portfolios may implement the arrangement described above permitting the Adviser to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers.  In addition, the Portfolios must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent SEC rules or the Adviser obtains exemptive relief or rely on relief obtained by an affiliate, the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement the Portfolios’ shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors must be at the discretion of the then existing Independent Directors. In connection with the provisions of the Order that provide an exemption from the disclosure requirement of sub-adviser compensation, the Order also requires the Adviser to provide the Board, no less frequently than quarterly, information regarding the Adviser’s profitability on a per Portfolio basis, which reflects the impact on the Adviser’s profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

What is the required vote?

Approval of Proposal Two by each affected Portfolio’s shareholders requires an affirmative vote of the lesser of; (1) 67% or more of the Portfolio’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

What happens if shareholders do not approve Proposal Two?

If shareholders of the Portfolios do not approve the Manager-of-Managers arrangement, it will not be implemented and the Portfolios will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Portfolios or any material changes to sub-advisory agreements.

What are the factors considered by the Board?

In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangements to the Portfolios’ shareholders, the Board, including the Independent Directors, considered certain information and representations provided by the Adviser.  Further, the Independent Directors were advised by independent legal counsel with respect to these matters. At the July 12, 2007 meeting, the Board voted to submit Proposal Two to the Portfolios’ shareholders.

After carefully considering each Portfolio’s contractual arrangement under which DSL has been engaged as an investment adviser, and the Adviser’s experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by the Adviser. The Board also believes that this approach would be consistent with shareholders’ expectations that the Adviser will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors, are required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Adviser and the sub-advisers have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees paid by the Portfolios to the Adviser. When engaging sub-advisers and entering into sub-advisory agreements, the Adviser has negotiated and will continue to negotiate fees with sub-advisers.  These fees are paid directly by the Adviser and not by the Portfolios.  Therefore, any fee reduction or increase negotiated by the Adviser may be either beneficial or detrimental to the Adviser.  The fees paid by the Portfolios to the Adviser and the fees paid by the Adviser to the sub-advisers, are considered by the Board in approving and renewing the investment management and sub-advisory agreements.  Any increase in the investment management fee paid to the Adviser by the Portfolios would continue to require shareholder approval.  If shareholders approve Proposal Two, the Adviser, pursuant to its Investment Management Agreement and other agreements, will continue to provide the same level of management and administrative services to the Portfolios as they are currently providing.

The Board concluded that it is appropriate and in the best interests of the Portfolios’ shareholders to provide the Adviser and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Portfolios to operate more efficiently. Currently, to appoint a sub-adviser to a Portfolio or to materially amend a sub-advisory agreement, a Company must call and hold a shareholder meeting of a Portfolio, create and distribute proxy materials, and solicit proxy votes from the Portfolio’s shareholders. In addition, if a sub-adviser to a Portfolio is acquired or there is a change of control of the sub-adviser that results in the “assignment” of the sub-advisory agreement with the Adviser, the Company currently must seek approval of a new sub-advisory agreement from shareholders of the Portfolio, even when there will be no change in the persons managing the Portfolio or no change to services provided to a Portfolio.  This process is time-consuming and costly, and some of the costs may be borne by the Portfolio.  Without the delay inherent in holding a shareholder meeting, the Adviser and the Portfolios would be able to act more quickly to appoint a sub-adviser with less expense when the Board and the Adviser believe that the appointment would benefit the Portfolios.

What is the recommendation of the Board?

Based on its review and considerations described above, the Board has determined that approving the Manager-of-Managers arrangement is in the best interests of the affected Portfolios and their shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors present at the July 12, 2007, meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend their approval to shareholders of the affected Portfolios.

PROPOSAL THREE

APPROVAL OF CONVERSION OF THE PORTFOLIOS’ INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO NON-FUNDAMENTAL

What is Proposal Three?

At the Board meeting held on July 12, 2007, the Board authorized changing the investment objective of each Portfolio that has an investment objective that is “fundamental” to “non-fundamental.”  Because the Portfolios’ investment objectives are fundamental policies, any change in the investment objectives requires shareholder approval.  A list of the Portfolios that currently have fundamental investment objectives are included as Appendix E.

If each Portfolio’s shareholders approve this proposal, each Portfolio’s investment objective would be a non-fundamental policy.  This means that in the future, each Portfolio’s investment objective may be modified without shareholder approval.  Changes in non-fundamental policies, however, are still subject to approval by the supervision of the Board.  This proposal is being submitted to shareholders for approval because converting the Portfolio’s investment objectives from fundamental to non-fundamental will give Management and the Board greater flexibility to make changes to any Portfolio’s investment objective they deem appropriate to address changing market conditions or Portfolio performance issues, while saving the Portfolio the cost of a proxy solicitation.

Will approval of the Proposal change the Portfolios’ investment objectives?

The substance of each Portfolio’s investment objective will not change.  If the Proposal is approved by shareholders, in the future, each Portfolio will provide shareholders with at least 60 days prior notice of any change to its investment objective.

What is the required vote?

Approval of Proposal Three by each affected Portfolio’s shareholders requires an affirmative vote of the lesser of: (1) 67% or more of the Portfolio’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

What happens if shareholders do not approve Proposal Three?

If a Portfolio’s shareholders do not approve Proposal Three, that Portfolio’s investment objective will continue to be fundamental, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Three is in the best interests of each affected Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors present at the July 12, 2007 meeting, unanimously approved Proposal Three.  The Board is recommending that shareholders vote “FOR” the proposal to convert each affected Portfolio’s investment objective from fundamental to non-fundamental.

PROPOSAL FOUR

APPROVAL OF THE PLANS OF LIQUIDATION AND DISSOLUTION OF THE MARKETSTYLE AND MARKETPRO PORTFOLIOS

What is the Proposal?

At the Board’s July 12, 2007 meeting, the Board, including the Independent Directors, approved the proposed liquidation and dissolution plans (“Liquidation Plans”) of ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio and ING MarketStyle Moderate Portfolio (the “MarketStyle Portfolios”) and ING MarketPro Portfolio (together, the “Portfolios”) and directed that the Liquidation Plans be submitted to the Portfolios’ respective shareholders for approval.(4)  Copies of the Liquidation Plans, which provide for the complete liquidation of all assets of the Portfolios, are attached to this Proxy Statement as Appendix F-Appendix I.

What are the reasons for the proposed liquidation and dissolution of the Portfolios?

The MarketStyle Portfolios, were first offered to the public on August 15, 2005.  These Portfolios were designed as “simplified” asset allocation products that seek to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance.  The MarketStyle Portfolios are funds-of-funds that invest in a small, discrete universe of underlying index-enhanced insurance-dedicated funds in the ING Funds Complex and are made available to the public primarily through the Simplicity Product, a variable annuity contract, and through variable life products.

ING MarketPro Portfolio was made available to the public on August 1, 2005.  Like the MarketStyle Portfolios, this Portfolio was designed to seek to meet the needs of investors who prefer a single diversified investment.  The MarketPro Portfolio is available through various variable products platforms, including the Simplicity Product, and is a “static” fund-of-funds that invests in a discrete universe of underlying funds in the ING Funds Complex.  The composition of ING MarketPro Portfolio’s underlying, discrete universe of nine funds has rarely, if ever, changed.

The Simplicity Product was closed to all new purchases on August 20, 2007 because it failed to attract investor interest.  Shareholders owning shares of the Portfolios were notified of the closure on or about August 20, 2007.  Existing shareholders of the Portfolios will be permitted to continue to invest in their respective Portfolios pending shareholder approval of the Portfolios’ Liquidation Plans.

When Management recommended the creation and launch of these Portfolios, they anticipated that there would be significant investor interest in “simplified” funds-of-funds that invest in a limited or static universe of underlying funds.  However, the Portfolios have been less popular with the public than originally anticipated.  As of May 31, 2007, the total assets of the Portfolios were as follows:

	Number of Accounts	Total Assets ($MM)
ING MarketStyle Growth Portfolio	159	$13.7
ING MarketStyle Moderate Portfolio	157	$11.8
ING MarketStyle Moderate Growth Portfolio	62	$4.1
ING MarketPro Portfolio	609	$46.1
Total	987	$75.7 million

(4)  The term “shareholder,” when used in discussing Proposal Four, also refers to Variable Contract Holders who own shares in the MarketStyle and ING MarketPro Portfolios through a Variable Contract.

As illustrated in the above table, the asset sizes of the Portfolios are small.  The Portfolios have failed to attract investor interest to garner sufficient assets to maintain viability, and Management does not anticipate that these Portfolios will be able to attract sufficient additional assets in the future, given the current low demand for “simplified” funds-of-funds products in the variable product marketplace.  The small asset sizes of these Portfolios affect both the efficient portfolio management of the Portfolios and the costs borne by the shareholders.  For these reasons, Management recommended and the Board agreed that action should be taken to address the small asset sizes of the Portfolios.

In evaluating alternatives for the Portfolios, Management considered reorganization and liquidation options for the Portfolios.  Management analyzed a possible merger for each of the Portfolios with other funds-of-funds in the ING Funds Complex and concluded that the Portfolios would not be appropriate partners for mergers with the other funds-of-funds because of dissimilar expense structures and different investment objectives and strategies.  Accordingly, Management recommended and the Board agreed that liquidation and dissolution of the Portfolios represents the most favorable course of action.  After careful consideration of each of the options, Management recommended that the Board approve the Portfolios’ Liquidation Plans.

How are proposed Liquidation Plans and related transactions to be effected if each Portfolio’s shareholders approve the Proposal?

If the Liquidation Plans are approved by each Portfolios’ shareholders, the Plans will be effective on or about October 25, 2007 (“Effective Date”).  As soon as practicable after the Effective Date, but no later than November 10, 2007 (the “Liquidation Period”), the Portfolios will be liquidated in accordance with the terms of their respective Liquidation Plans.  All portfolio securities of the Portfolios not already converted to cash or cash equivalents will be converted to cash or cash equivalents.

During the Liquidation Period, each Portfolio will pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Portfolio.  If a Portfolio is unable to pay, discharge or otherwise provide for any liabilities of the Portfolio during its Liquidation Period, the Portfolio may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books as of the Liquidation Date (as defined below); and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

Upon termination of the Liquidation Period (the “Liquidation Date”), the Portfolios’ assets will be distributed ratably among their respective shareholders of record in one or more cash payments.  The proportionate interests of shareholders in the assets of a Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on November 2, 2007.  The first distribution of the Portfolios’ assets is expected to consist of cash representing substantially all the assets of the Portfolios, less the amount reserved to pay creditors of the Portfolios, if any.

The Portfolios are only available through variable annuity and variable life products, and prior to the proposed shareholders will be required to transfer their assets to the other Portfolios available in their product.  As discussed above, the Simplicity Product closed to new investors on August 20, 2007, and the Portfolios are the only Portfolios available in the Simplicity Product.  Therefore, several portfolios in the ING Funds Complex were added to the Simplicity Product on or about August 20, 2007 to allow choices for asset transfers out of the Portfolios pending shareholder approval of the respective Liquidation Plans.  If shareholders approve the Liquidation Plans of their respective Portfolios, and a shareholder does not select a new investment option prior to a Portfolio’s Liquidation Date, the proceeds will be placed in the ING Liquid Assets Portfolio, a money market fund.  The Portfolios’ shareholders have other portfolio options through their variable annuity and variable life platforms.  If you are a shareholder in a Portfolio, please consult the supplement dated     , 2007 for more information on other investment options available to you and instructions on how to transfer your value.

The liquidation of a Portfolio will not have an impact on shareholders’ right to transfer contract values among and between other investment options offered under their Variable Contracts. A shareholder would be able to transfer contract values out of any sub-account invested in a Portfolio free of any otherwise applicable transfer charge at any time without that transfer counting as one of a limited number of transfers permitted during any period.  The liquidation of the Portfolios will not alter a shareholder’s rights or the obligations of the insurance company to that shareholder.

Are there any Federal income tax consequences to shareholders?

There are no tax implications for the Portfolios’ shareholders because the Portfolios are held in variable annuity and variable life products.

Who pays the costs of the Portfolios’ liquidations?

DSL, the Portfolios’ investment adviser, or an affiliate will bear the costs of each Portfolio’s liquidation, including the expense of soliciting each Portfolio’s shareholders for approval of each Portfolio’s Liquidation Plan.

What is the required vote?

Approval of Proposal Four by each Portfolio’s shareholders requires an affirmative vote of the lesser of: (1) 67% or more of the Portfolio shares present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

What happens if  a Portfolio’s shareholders do not approve Proposal Four?

If a Portfolio’s shareholders do not approve Proposal Four, the Portfolio will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Four is in the best interests of the Portfolios and their shareholders.  In making this determination, the Board took into account materials presented to the Board in advance of its July 12, 2007 meeting, including a memorandum from Management discussing Management’s rationale for proposing the Liquidation Plans of the Portfolios.  After consideration of these materials and factors and information it considered relevant, the Board, including all of the Independent Directors present at the Board’s July 12, 2007 meeting, unanimously approved Proposal Four and voted to recommend its approval to shareholders.  The Board is recommending that shareholders vote “FOR” Proposal Four to approve the Liquidation Plans of their respective Portfolios.

ADDITIONAL INFORMATION REGARDING THE PROXY SOLICITATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and [Todd Modic, Assistant Secretary,] or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.  Please complete and execute your Voting Instruction Card(s).  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Voting Instruction Card(s) but did not vote on a Proposal, the persons named as proxies will vote on the applicable Proposal(s) as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person.  How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a [ballot] when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

July 27, 2007 has been chosen by the Board as the Record Date.  Each share of each class of each Portfolio on the Record Date is entitled to one vote.  The Portfolios’ shareholders at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolios at the Special Meeting, and any adjournment(s) or postponements thereof, with respect to their shares owned as of the Record Date.  Appendix A sets forth the number of shares of each class of each Portfolio issued and outstanding as of the Record Date.  The following constitutes a quorum for the Companies for the transaction of business at the Special Meeting: for ING Investors Trust, thirty percent of the shares entitled to vote in person or represented by proxy, must be present; for ING Variable Insurance Trust, one-third of the outstanding shares of the Company or Funds on the Record Date, represented in person or by proxy, must be present; and for ING Partners, Inc. and ING Variable Products Trust, a majority of the outstanding shares of the Company or Portfolio on the Record Date, present in person or represented by proxy, must be present.

In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy.  The persons named in the enclosed proxies will vote in favor of such adjournment for or with respect to those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.  For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the applicable Company a written revocation or a duly executed Voting Instruction Card bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying Voting Instruction Card will vote as directed by the shareholder under the Voting Instruction Card.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the applicable Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the other service providers to the Portfolios?

ING Investments, LLC serves as an investment adviser to some of the Portfolios, ING Funds Distributor, LLC serves as the Portfolios’ distributor and ING Funds Services, LLC serves as the Portfolios’ administrator.  The principal office of the investment adviser, the distributor and the administrator is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona  85258-2034.  ING Investments, LLC, the distributor and the administrator are all indirect, wholly-owned subsidiaries of ING Groep and are affiliated with one another.

Who pays for this proxy solicitation?

Each Portfolio, except for certain Portfolios of ING Investors Trust, will share the costs associated with obtaining shareholder approval, including, but not limited to, the cost of preparing and filing the Proxy Statement, distributing the Proxy Statement to shareholders and conducting the Special Meeting.  DSL, investment adviser to many of the Portfolios of ING Investors Trust, will bear the portion of the costs associated with conducting the Special Meeting that are attributable to the Portfolios for which it has an obligation to pursuant to its management agreements with those Portfolios.(5)

Can shareholders submit proposals for consideration in a proxy statement?

The Portfolios are not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether

(5)  DSL is obligated under the terms of its management agreements with certain of the Portfolios of ING Investors Trust to bear costs incident to meetings of the Portfolios’ shareholders.

a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Voting Instruction Card(s) is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the internet.  Please follow the voting instructions as outlined on your Voting Instruction Card(s).

Huey P. Falgout, Jr.

Secretary

September 4, 2007

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

APPENDIX A

NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE, JULY 27, 2007

PORTFOLIO	SHARES OUTSTANDING

[to be provided]

A-1

APPENDIX B

Beneficial Owners of More than 5% of a Class of each Portfolio

As of July 27, 2007

B-1

APPENDIX C

LIST OF PORTFOLIOS SEEKING APPROVAL OF MANAGER-OF-MANAGERS
ARRANGEMENT

ING Investors Trust

ING EquitiesPlus Portfolio

ING Evergreen Health Sciences Portfolio

ING Evergreen Omega Portfolio

ING FMRSMDiversified Mid Cap Portfolio

[ING FMRSM Large Cap Growth Portfolio]

ING JPMorgan Emerging Markets Equity Portfolio

ING JPMorgan Small Cap Core Equity Portfolio (fka ING JPMorgan Small Cap Equity Portfolio)

ING JPMorgan Value Opportunities Portfolio

ING Julius Baer Foreign Portfolio

ING Legg Mason Value Portfolio

ING Limited Maturity Bond Portfolio

ING Liquid Assets Portfolio

ING Lord Abbett Affiliated Portfolio

ING Marsico Growth Portfolio

ING Marsico International Opportunities Portfolio

ING MFS Total Return Portfolio

ING MFS Utilities Portfolio

ING Oppenheimer Main Street Portfolio®

ING PIMCO High Yield Portfolio

ING Pioneer Equity Income Portfolio

ING Pioneer Fund Portfolio

ING Pioneer Mid Cap Value Portfolio

ING Stock Index Portfolio

ING T. Rowe Price Equity Income Portfolio

ING UBS U.S. Allocation Portfolio

ING Van Kampen Capital Growth Portfolio (fka ING Van Kampen Equity Growth Portfolio)

ING Van Kampen Growth and Income Portfolio

ING VP Index Plus International Equity Portfolio

ING Wells Fargo Small Cap Disciplined Portfolio

ING Partners, Inc.

ING American Century Large Company Value Portfolio

ING Baron Asset Portfolio

ING Baron Small Cap Growth Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis Venture Value Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING Lord Abbett U.S. Government Securities Portfolio

ING Neuberger Berman Partners Portfolio

C-1

ING Neuberger Berman Regency Portfolio

ING Oppenheimer Global Portfolio

ING Oppenheimer Strategic Income Portfolio

ING Pioneer High Yield Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING Templeton Foreign Equity Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING UBS Small Cap Growth Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

ING Variable Insurance Trust

ING GET U.S. Core Portfolio — Series 1

ING GET U.S. Core Portfolio — Series 2

ING Variable Products Trust

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio

ING VP MidCap Opportunities Portfolio

ING VP Real Estate Portfolio

ING VP SmallCap Opportunities Portfolio

C-2

APPENDIX D

Principal Executive Officers of Directed Services, LLC

[to be provided]

D-1

APPENDIX E

LIST OF PORTFOLIOS WITH FUNDAMENTAL INVESTMENT OBJECTIVES

ING INVESTORS TRUST

ING BlackRock Large Cap Growth Portfolio

ING BlackRock Large Cap Value Portfolio

ING Capital Guardian U.S. Equities Portfolio

ING FMR Diversified Mid Cap Portfolio

ING Mid Cap Growth Portfolio

ING Global Resources Portfolio

ING International Growth Opportunities Portfolio

ING Janus Contrarian Portfolio

ING JPMorgan Emerging Markets Equity Portfolio

ING Limited Maturity Bond Portfolio

ING Liquid Assets Portfolio

ING Marsico Growth Portfolio

ING MFS Total Return Portfolio

ING Oppenheimer Main Street Portfolio

ING PIMCO Core Bond Portfolio

ING T. Rowe Price Capital Appreciation Portfolio

ING T. Rowe Price Equity Income Portfolio

ING Templeton Global Growth Portfolio

ING UBS U.S. Allocation Portfolio

ING Van Kampen Capital Growth Portfolio

ING Van Kampen Global Franchise Portfolio

ING Van Kampen Growth and Income Portfolio

ING Van Kampen Real Estate Portfolio

ING Wells Fargo Disciplined Value Portfolio

ING PARTNERS, INC.

ING JPMorgan International Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Thornburg Value Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio – Series 1–14

ING VARIABLE PRODUCTS TRUST

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio

ING VP MidCap Opportunities Portfolio

ING VP SmallCap Opportunities Portfolio

E-1

APPENDIX F

FORM OF

ING MarketStyle Moderate Growth Portfolio
PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by ING Investors Trust (the “Trust”), a Massachusetts business trust, with respect to ING MarketStyle Moderate Growth Portfolio (the “Series”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust.  The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all provisions of Massachusetts law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Amended and Restated Declaration of Trust dated the 26th day of February, 2002, as amended (the “Declaration of Trust”).

WHEREAS, the Trust’s Board of Trustees (the “Trustees”) have determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and

WHEREAS, at a meeting of the Trustees on July 12, 2007, this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Massachusetts law and the Trust’s Declaration of Trust, including but not limited to, Section 11.2 of the Declaration of Trust was considered and adopted.

NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.

1.             Effective Date of Plan.  This Plan shall become effective with respect to the Series on [October 25, 2007] (the “Effective Date”).  This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2.             Liquidation.  As soon as practicable following the Effective Date, the Series shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3.             Cessation of Business.  Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Series’ assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Series may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.             Restriction of Transfer and Redemption of Shares.  The proportionate interests of shareholders in the assets of the Series shall be fixed on the basis of their respective shareholdings at the close of business on [November 2, 2007].  On such date, the books of the

Series shall be closed.  Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Series’ assets shall not be transferable or redeemable.

5.             Liquidation of Assets.  As soon as it is reasonable and practicable after the Effective Date, but in no event later than [November 10, 2007] (the “Liquidation Period”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.             Liabilities.  During the Liquidation Period, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series.  If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Series on the Series’ books.

7.             Distribution to Shareholders.  Upon termination of the Liquidation Period (the “Liquidation Date”), the Series’ assets will be distributed ratably among the Series’ shareholders of record in one or more cash payments.  The first distribution of the Series’ assets is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series.

If the Trustees are unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Trustees may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.

8.             Receipt of Cash or Other Distributions After the Liquidation Date.  Following the Liquidation Date, if the Series receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.                                       The Trust will determine the shareholders of record of the Series as of the Effective Date of the Plan.

b.             The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Series (net of all expenses associated with effecting the disposition of such cash or distribution).

c.                                       The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution.

d.                                      If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9.             Satisfaction of Federal Income and Excise Tax Distribution Requirements.  At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.           Powers of Trustees.  The Trust’s Trustees and, subject to the direction of the Trustees, its officers, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.  The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.           Amendment of Plan.  The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the Declaration of Trust, if the Trustees determine that such action would be advisable and in the best interests of the Series and its shareholders.

12.           Termination of Plan.  This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Series.

13.           Filings.  As soon as practicable after the final distribution of the Series’ assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Trust’s Declaration of Trust, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099.

14.           Further Assurances.  The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.           Governing Law.  This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

ING INVESTORS TRUST
on behalf of ING MarketStyle Moderate
Growth Portfolio

By:
Todd Modic
Senior Vice President,
Chief/Principal Financial Officer
and Assistant Secretary

APPENDIX G

FORM OF

ING MarketPro Portfolio
PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by ING Investors Trust (the “Trust”), a Massachusetts business trust, with respect to ING MarketPro Portfolio (the “Series”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust.  The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all provisions of Massachusetts law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Amended and Restated Declaration of Trust dated the 26th day of February, 2002, as amended (the “Declaration of Trust”).

WHEREAS, the Trust’s Board of Trustees (the “Trustees”) have determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and

WHEREAS, at a meeting of the Trustees on July 12, 2007, this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Massachusetts law and the Trust’s Declaration of Trust, including but not limited to, Section 11.2 of the Declaration of Trust was considered and adopted.

NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.

1.             Effective Date of Plan.  This Plan shall become effective with respect to the Series on [October 25, 2007] (the “Effective Date”).  This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2.             Liquidation.  As soon as practicable following the Effective Date, the Series shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3.             Cessation of Business.  Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Series’ assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Series may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.             Restriction of Transfer and Redemption of Shares.  The proportionate interests of shareholders in the assets of the Series shall be fixed on the basis of their respective shareholdings at the close of business on [November 2, 2007].  On such date, the books of the

Series shall be closed.  Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Series’ assets shall not be transferable or redeemable.

5.             Liquidation of Assets.  As soon as it is reasonable and practicable after the Effective Date, but in no event later than [November 10, 2007] (the “Liquidation Period”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.             Liabilities.  During the Liquidation Period, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series.  If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Series on the Series’ books.

7.             Distribution to Shareholders.  Upon termination of the Liquidation Period (the “Liquidation Date”), the Series’ assets will be distributed ratably among the Series’ shareholders of record in one or more cash payments.  The first distribution of the Series’ assets is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series.

If the Trustees are unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Trustees may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.

8.             Receipt of Cash or Other Distributions After the Liquidation Date.  Following the Liquidation Date, if the Series receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.                                    The Trust will determine the shareholders of record of the Series as of the Effective Date of the Plan.

b.             The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Series (net of all expenses associated with effecting the disposition of such cash or distribution).

c.                                       The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution.

d.                                      If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9.             Satisfaction of Federal Income and Excise Tax Distribution Requirements.  At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.           Powers of Trustees.  The Trust’s Trustees and, subject to the direction of the Trustees, its officers, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.  The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.           Amendment of Plan.  The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the Declaration of Trust, if the Trustees determine that such action would be advisable and in the best interests of the Series and its shareholders.

12.           Termination of Plan.  This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Series.

13.           Filings.  As soon as practicable after the final distribution of the Series’ assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Trust’s Declaration of Trust, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099.

14.           Further Assurances.  The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.           Governing Law.  This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

ING INVESTORS TRUST
on behalf of ING MarketPro Portfolio

By:
Todd Modic
Senior Vice President,
Chief/Principal Financial Officer
and Assistant Secretary

APPENDIX H

FORM OF

ING MarketStyle Growth Portfolio
PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by ING Investors Trust (the “Trust”), a Massachusetts business trust, with respect to ING MarketStyle Growth Portfolio (the “Series”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust.  The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all provisions of Massachusetts law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Amended and Restated Declaration of Trust dated the 26th day of February, 2002, as amended (the “Declaration of Trust”).

WHEREAS, the Trust’s Board of Trustees (the “Trustees”) have determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and

WHEREAS, at a meeting of the Trustees on July 12, 2007, this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Massachusetts law and the Trust’s Declaration of Trust, including but not limited to, Section 11.2 of the Declaration of Trust was considered and adopted.

NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.

1.             Effective Date of Plan.  This Plan shall become effective with respect to the Series on [October 25, 2007] (the “Effective Date”).  This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2.             Liquidation.  As soon as practicable following the Effective Date, the Series shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3.             Cessation of Business.  Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Series’ assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Series may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.             Restriction of Transfer and Redemption of Shares.  The proportionate interests of shareholders in the assets of the Series shall be fixed on the basis of their respective shareholdings at the close of business on [November 2, 2007].  On such date, the books of the

Series shall be closed.  Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Series’ assets shall not be transferable or redeemable.

5.             Liquidation of Assets.  As soon as it is reasonable and practicable after the Effective Date, but in no event later than [November 10, 2007] (the “Liquidation Period”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.             Liabilities.  During the Liquidation Period, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series.  If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Series on the Series’ books.

7.             Distribution to Shareholders.  Upon termination of the Liquidation Period (the “Liquidation Date”), the Series’ assets will be distributed ratably among the Series’ shareholders of record in one or more cash payments.  The first distribution of the Series’ assets is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series.

If the Trustees are unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Trustees may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.

8.             Receipt of Cash or Other Distributions After the Liquidation Date.  Following the Liquidation Date, if the Series receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.                                       The Trust will determine the shareholders of record of the Series as of the Effective Date of the Plan.

b.             The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Series (net of all expenses associated with effecting the disposition of such cash or distribution).

c.                                       The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution.

d.                                      If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9.             Satisfaction of Federal Income and Excise Tax Distribution Requirements.  At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.           Powers of Trustees.  The Trust’s Trustees and, subject to the direction of the Trustees, its officers, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.  The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.           Amendment of Plan.  The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the Declaration of Trust, if the Trustees determine that such action would be advisable and in the best interests of the Series and its shareholders.

12.           Termination of Plan.  This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Series.

13.           Filings.  As soon as practicable after the final distribution of the Series’ assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Trust’s Declaration of Trust, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099.

14.           Further Assurances.  The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.           Governing Law.  This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

ING INVESTORS TRUST
on behalf of ING MarketStyle Growth Portfolio

By:
Todd Modic
Senior Vice President,
Chief/Principal Financial Officer
and Assistant Secretary

APPENDIX I

FORM OF

ING MarketStyle Moderate Portfolio
PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by ING Investors Trust (the “Trust”), a Massachusetts business trust, with respect to ING MarketStyle Moderate Portfolio (the “Series”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust.  The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all provisions of Massachusetts law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Amended and Restated Declaration of Trust dated the 26th day of February, 2002, as amended (the “Declaration of Trust”).

WHEREAS, the Trust’s Board of Trustees (the “Trustees”) have determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and

WHEREAS, at a meeting of the Trustees on July 12, 2007, this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Massachusetts law and the Trust’s Declaration of Trust, including but not limited to, Section 11.2 of the Declaration of Trust was considered and adopted.

NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.

1.             Effective Date of Plan.  This Plan shall become effective with respect to the Series on [October 25, 2007] (the “Effective Date”).  This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2.             Liquidation.  As soon as practicable following the Effective Date, the Series shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3.             Cessation of Business.  Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Series’ assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Series may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.             Restriction of Transfer and Redemption of Shares.  The proportionate interests of shareholders in the assets of the Series shall be fixed on the basis of their respective shareholdings at the close of business on [November 2, 2007].  On such date, the books of the

Series shall be closed.  Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Series’ assets shall not be transferable or redeemable.

5.             Liquidation of Assets.  As soon as it is reasonable and practicable after the Effective Date, but in no event later than [November 10, 2007] (the “Liquidation Period”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.             Liabilities.  During the Liquidation Period, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series.  If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Series on the Series’ books.

7.             Distribution to Shareholders.  Upon termination of the Liquidation Period (the “Liquidation Date”), the Series’ assets will be distributed ratably among the Series’ shareholders of record in one or more cash payments.  The first distribution of the Series’ assets is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series.

If the Trustees are unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Trustees may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.

8.             Receipt of Cash or Other Distributions After the Liquidation Date.  Following the Liquidation Date, if the Series receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.                                       The Trust will determine the shareholders of record of the Series as of the Effective Date of the Plan.

b.             The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Series (net of all expenses associated with effecting the disposition of such cash or distribution).

c.                                       The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution.

d.                                      If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9.             Satisfaction of Federal Income and Excise Tax Distribution Requirements.  At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.           Powers of Trustees.  The Trust’s Trustees and, subject to the direction of the Trustees, its officers, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.  The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.           Amendment of Plan.  The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the Declaration of Trust, if the Trustees determine that such action would be advisable and in the best interests of the Series and its shareholders.

12.           Termination of Plan.  This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Series.

13.           Filings.  As soon as practicable after the final distribution of the Series’ assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Trust’s Declaration of Trust, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099.

14.           Further Assurances.  The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.           Governing Law.  This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

ING INVESTORS TRUST
on behalf of ING MarketStyle Moderate Portfolio

By:
Todd Modic
Senior Vice President,
Chief/Principal Financial Officer
and Assistant Secretary

[INSERT ING LOGO & ADDRESS]

VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 25, 2007

VOTE BY PHONE: Call toll-free 1-866-xxx-xxxx and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-screen instructions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting
Instruction Card, sign and date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

SPECIAL MEETING OF SHAREHOLDERS

October 25, 2007

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

PORTFOLIO/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety or Todd Modic or one or more substitutes designated by them or their Insurance Company, (Proxies) to vote the shares held by him or her or as to which he or she has a beneficial interest under a variable contract issued by his or her Insurance Company at the Special Meeting of shareholders (“Special Meeting”) to be held at: 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on October 25, 2007 at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

This proxy will be voted as specified.  If no specification is made, the proxy will be voted “FOR” the proposal.

Voting Instruction Form must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your voting instruction card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL(S), AS APPLICABLE:

For Shareholders of all Portfolios:

1.               To approve the election of eleven nominees to the Boards of Trustees of the Portfolios.

For All ☐	Against All ☐	Except All ☐

Nominees:

(1)          Colleen D.Baldwin

(2)          John V. Boyer

(3)          Patricia W. Chadwick

(4)          Robert W. Crispin

(5)          Peter S. Drotch

(6)          J. Michael Earley

(7)          Patrick W. Kenny

(8)          Shaun P. Mathews

(9)          Sheryl K. Pressler

(10)    David W.C. Putnam

(11)    Roger B. Vincent

YOU MAY WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, BY MARKING THE “FOR ALL EXCEPT” BOX AND WRITING THE NUMBER(S) IN THE SPACE PROVIDED ABOVE.

For Shareholders of certain Portfolios:

2.               To approve a “Manager-of-Managers” arrangement for the affected Portfolios to permit the Portfolios’ investment adviser, subject to prior approval by the Board of Trustees of the Portfolios, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

For ☐	Against ☐	Abstain ☐

3.               To approve the conversion of the affected Portfolios’ investment objectives from fundamental to non-fundamental.

For ☐	Against ☐	Abstain ☐

For Shareholders of each of the ING MarketStyle Growth Portfolio, the ING MarketStyle Moderate Growth Portfolio, the ING MarketStyle Moderate Portfolio and the ING MarketPro Portfolio

4.               To approve the liquidation and dissolution of each of the ING MarketStyle Growth Portfolio, the ING MarketStyle Moderate Growth Portfolio, the ING MarketStyle Moderate Portfolio and the ING MarketPro Portfolio.

For ☐	Against ☐	Abstain ☐

For Shareholders of all Portfolios:

5.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.